UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2013

GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Genesco Inc. announced today that its subsidiary, Hat World, Inc., entered into a Department License and On-Line Shop Agreement (the “Agreement”) with Macy’s Retail Holdings, Inc. and Macy’s.com, Inc. (collectively, “Macy’s”) to operate licensed team merchandise departments in certain Macy’s stores and online. A press release about the Agreement and certain questions and answers about the Macy’s licensed sports merchandise departments are attached hereto as Exhibits 99.1 and 99.2, respectively.

The press release and questions and answers contain certain forward looking information and statements. All statements in the press release and questions and answsers that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual department openings, costs and expenses, operations and results could vary materially from the expectations reflected in these statements. A number of factors could cause differences including developments that have a negative effect on sales or earnings. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere, in our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via its website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of the press release and questions and answers are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of Genesco at the time they are made. Genesco disclaims any obligation to update such statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are attached hereto:

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated August 7, 2013

99.2	Lids Sports Group Questions and Answers regarding Macy’s Licensed Sports Merchandise Departments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: August 7, 2013	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 7, 2013

99.2	Lids Sports Group Questions and Answers regarding Macy’s Licensed Sports Merchandise Departments